EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), the undersigned, John R. Gibson, Chairman of the Board of Directors, and Chief Executive Officer of American Pacific Corporation, a Delaware corporation (the “Company”), does hereby certify, as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that, to his knowledge:
The Annual Report on Form 10-K for the year ended September 30, 2007 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

/s/ JOHN R. GIBSON
John R. Gibson
Chairman of the Board of Directors, and Chief Executive Officer December 21, 2007